                        SUPPLEMENT TO SEATTLE FILM WORKS
                         CONTRACT DATED AUGUST 18, 1995

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

Re:  Changes to the contract addendum

2.   Products/Pricing
     ----------------

          Film

                    Running Meters
                                          Invoice

                    CN 100 135 RM            $[____]/RM
                    CN 200 135 RM            $[____]/RM
                    CN 400 135 RM            $[____]/RM
                  ======================================

          During each [_____ (__)_____] period of this contract (starting October 1, 1995), once Seattle Film Works has purchased
          [_____________] running meters (all speeds combined) the following prices will go into effect for the balance of the period:

                    CN 100 135 RM            $[____]/RM
                    CN 200 135 RM            $[____]/RM
                    CN 400 135 RM            $[____]/RM
                  ======================================

20-Exposure Pre-Spooled:
                  ======================================
                    CN 200 135-20            $[__]/ea
                    CN 400 135-20            $[__]/ea
                  ======================================

          During each [__________ (__) ____] period of this contract (starting October 1, 1995), once Seattle Film Works has purchased [_________] rolls of 20-exposure pre-spooled film (all speeds combined) the following prices will go into effect for the balance of the period:

                    CN 200 135-20            $[__]/roll
                    CN 400 135-20            $[__]/roll
                  ======================================

[Note: Confidential portions of this document have been omitted (such portions being marked by brackets) and have been filed separately with the Securities and Exchange Commission.]

          Minimum shipments per order [_____] rolls per speed.

          During each [_____ (__) ____] period of this contract Seattle Film Works will receive a [__]% rebate when the combined purchases of running meters and pre-spooled 20-exposure exceed $[_________].

          Seattle Film Works will provide Agfa a [______] rolling forecast, the first [______] are fixed. If Agfa fails to meet the delivery dates at the fixed forecast a penalty of a [__]% will apply to the value of the late delivery.

3.   Pricing Review
     --------------

     The first paragraph of this section is deleted and replaced by the following:

          Both parties agree to a pricing review upon each anniversary date of this agreement. In view of the constant, rapidly rising costs of pulp, plastics and other raw material costs for producing paper, film and chemistry, Agfa will seek an annual price increase of at least [__]% to compensate for such inflationary costs. The adjustment could however, be more depending on general price increases in the marketplace.

          Agfa will propose a proper raw material indexing system as a basis for future price adjustments.

          Should both parties not come to terms upon the price adjustments by the anniversary date, either SFW or Agfa can cancel the contract for either paper, film or chemistry or all with [__] days notice. In such an event, Agfa agrees to ship product at the original price in reasonable quantities for [__] days from date of cancellation. Price renegotiations can also occur should SFW deviate significantly from the projected volumes.

          In case of extraordinary circumstances, such as rampant inflation of related costs beyond seller's control, seller can require renegotiations at any time and the aforementioned exit clause will also apply.

AGREED TO:

Date: March 29, 1996                  Date: March 29, 1996


By:/s/ Case H. Kuehn                  By:/s/ Urs W. Stampfli
       Case H. Kuehn                         Urs W. Stampfli

Title: Treasurer                      Title: Vice President Marketing